UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2026

NOV INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-12317	76-0475815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10353 Richmond Ave.
Houston, Texas		77042
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 346 223-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NOV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Director

On March 17, 2026, the Board of Directors (the “Board”) of NOV Inc. (the “Company”) appointed Sanjay K. Chowbey as a director of the Company, with a term of office expiring at the next annual meeting of stockholders. Mr. Chowbey will serve on the Board’s Audit Committee. As compensation for his service on the Board, Mr. Chowbey will receive the Company’s standard compensation for non-employee directors, which is described under the heading “Director Compensation” in the Company’s definitive proxy statement relating to the Company’s annual meeting of stockholders in 2025, filed with the Securities and Exchange Commission on April 9, 2025, as such compensation may be updated from time to time. In addition, there are no transactions in which Mr. Chowbey has an interest that would require disclosure under Item 404(a) of Regulation S-K.

Mr. Chowbey, age 58, has more than 20 years of experience leading global manufacturing and industrial technology businesses, including in his current role as the President and Chief Executive Officer of Kennametal Inc. (NYSE: KMT), a global manufacturer of advanced tooling, wear-resistant materials, and engineered components. Mr. Chowbey also serves on Kennametal Inc.’s board of directors.

Mr. Chowbey earned a Bachelor of Science in Mechanical Engineering from B.I.T. in Sindri, India, a Master of Science in Mechanical Engineering from the Tennessee Technological University, and a Master of Business Administration from the Kellogg School of Management at Northwestern University.

With the appointment of Mr. Chowbey, the Board is composed of nine directors, eight of whom are independent members.

Item 7.01. Regulation FD Disclosure.

On March 17, 2026, the Company issued a press release announcing the appointment of Sanjay K. Chowbey to the Board. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor incorporated by reference into any filing under the Securities Act or Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are provided as part of the information furnished under Item 7.01 of this Current Report on Form 8-K:

99.1	NOV Inc. press release dated March 17, 2026 announcing appointment of Sanjay K. Chowbey.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOV INC.

Date:	March 18, 2026	By:	/s/ Peter F. Vranderic
Peter F. Vranderic Vice President